Exhibit 99.1

Blackstone Secured Lending Fund Reports Third Quarter 2023 Results NEW YORK — November 8, 2023 — Blackstone Secured Lending Fund (NYSE: BXSL, or the “Company”) today reported its third quarter 2023 results. Brad Marshall and Jonathan Bock, Co-Chief Executive Officers of Blackstone Secured Lending Fund, said, “BXSL reported another quarter of strong results, including solid credit performance, growth in net asset value and attractive investment income, which benefitted from sustained higher rates on a 98.8% floating rate investment portfolio. BXSL’S fundamentals are supported by its predominantly first lien portfolio invested in larger scale businesses in historically low-default rate sectors, with a minimal non-accrual rate of less than 0.1% as of quarter end. With BXSL’s low-cost structure, modest leverage, and focus on credit quality, we are confident we can continue delivering shareholder value.” Blackstone Secured Lending Fund issued a full detailed presentation of its third quarter 2023 results, which can be viewed at www.bxsl.com. Dividend Declaration The Company’s Board of Trustees has declared a fourth quarter 2023 dividend of $0.77 per share to shareholders of record as of December 31, 2023, payable on January 26, 2024. Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1632105&tp_key=bfd6cbc923 Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 T 212 583 5000

For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com. About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE:BXSL) is a specialty finance company that invests primarily in the debt of private US companies. As of September 30, 2023, BXSL’s fair value of investments was approximately $9.5 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Credit BDC Advisors LLC, an SEC-registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with over $1 trillion of assets under management as of September 30, 2023. Forward-Looking Statements and Other Matters Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Contacts Investors Media Stacy Wang, Head of Stakeholder Relations Mariel Seidman-Gati Blackstoneshareholderrelations@blackstone.com Mariel.seidmangati@blackstone.com +1 888-756-8443 +1 917-698-1674 2

Blackstone Secured Lending Fund Third Quarter 2023 Results NOVEMBER 8, 2023 This presentation should be read in conjunction with BXSL’s latest quarterly report filed on Form 10-Q for the period ended September 30, 2023. Numbers are approximate and may not add up due to rounding.

BXSL HIGHLIGHTS

- Powerful earnings capacity as 98.8%[(1)] floating rate debt continues to benefit from the higher interest rate environment. Net investment income of $0.95 per share in the quarter.
- Portfolio is well positioned with investments in companies with solid fundamentals and only 1 issuer on non-accrual. BXSL is designed to protect capital with a senior secured debt focus.

Earnings Highlights

Asset-liability profile positively correlated to a higher rate environment

14.4%
3Q'23 annualized NII return[(2)]

$0.95
3Q'23 NII per share

$1.01
3Q'23 Net income per share

Dividend Growth

Increased dividend supported by strong earnings power

11.6%
3Q'23 dividend yield based on NAV[(3)]

$0.77
3Q'23 dividend declared

123%
3Q'23 Dividend Coverage[(4)]

Capital Protection

Senior lending positions further insulated by strong sponsor relationships

98.4%
First lien, senior secured debt[(1)]

46.9%
Loan-to-value[(5)]

<0.1%
Non-accrual debt investments[(6)]

Note: The information in this deck is as of September 30, 2023, unless otherwise stated. Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL's opinions of the current market environment, which is subject to change. BXSL's manager is a subsidiary of Blackstone Inc.

(1) Based on the fair market value of the portfolio as of September 30, 2023. Debt investments are 99.9% floating rate and debt investments represent 98.8% of total investments based on the fair market value of the portfolio as of September 30, 2023.
(2) Annualized net investment income ("NII") return is calculated as the 3Q'23 annualized net investment income per share divided by net asset value ("NAV") per share at the beginning of the period.
(3) 3Q'23 Dividend yield is calculated as the 3Q'23 dividend ($0.77) annualized and divided by the ending NAV per share on September 30, 2023 of $26.54.
(4) 3Q'23 Dividend coverage is calculated as 3Q'23 net investment income per share ($0.95) divided by 3Q'23 regular dividend per share ($0.77).
(5) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information.
(6) Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent <0.1% of total investments.

4

THIRD QUARTER RESULTS â–ª Net investment income of $161 million, or $0.95 per share in the quarter, down 10% from $1.06 in the prior quarter, and up 19% compared to 3Q 2022 â–ª Net income of $171 million, or $1.01 per share in the quarter, up 12% from $0.90 in the Earnings Summary prior quarter, and up 74% compared to 3Q 2022 â–ª Regular dividend of $0.77 per share, representing a dividend yield of 11.6%(1) â–ª Net asset value of $4.6 billion, or $26.54 per share at quarter-end â–ª Total return of 10.9% annualized inception to date and 3.8% for the quarter(2) â–ª Weighted average yield on debt investments at fair value of 11.9% at quarter-end, up from 11.8% as of prior quarter-end Portfolio and Investment Activity â–ª New investment commitments in the quarter of $656 million at par â–ª Proceeds from sales and repayments of $205 million, which generated net realized losses on investments of $(9.0) million in the quarter â–ª Issued $200.2 million of new common shares, before offering expenses, through a public equity offering and $10.5 million through our existing ATM offering â–ª $1.5 billion of liquidity in cash and undrawn debt (subject to borrowing base capacity) Liquidity Update â–ª Continued de-leveraging with 1.08x leverage at quarter-end and average leverage of 1.11x(3) â–ª 56% fixed rate, unsecured debt with a weighted average interest rate of 2.88%(4) and a total cost of debt of 4.94% at a weighted average maturity of approximately 3.5 years (1) 3Q’23 Dividend yield is calculated as the 3Q’23 dividend ($0.77) annualized and divided by the ending NAV per share on September 30, 2023 of $26.54. (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company’s dividend reinvestment plan), divided by the beginning NAV per share. Inception-to-date return is annualized. (3) Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets. (4) Weighted average fixed rate on Unsecured Notes excludes interest expense incurred during the quarter on the 2023 Notes which matured in July 2023. Annualized weighted average interest rate 5 including all Unsecured Notes during the quarter was 2.95%.

BXSL THIRD QUARTER 2023 SELECTED FINANCIAL HIGHLIGHTS

($ in millions, unless otherwise noted)

	3Q'22	3Q'23	3Q'22 LTM	3Q'23 LTM
Operating results				
Net investment income	$ 132	$ 161	$ 451	$ 625
Net income	96	171	405	576
Net investment income per share	0.80	0.95	2.69	3.84
Net income per share	0.58	1.01	2.41	3.53
Regular dividends per share	0.60	0.77	2.19	2.77
Special dividends per share	0.20	-	0.65	-
Annualized net investment income return[1]	12.4%	14.4%	10.3%	14.9%
Total return based on NAV[2]	2.6%	3.8%	9.7%	14.5%
Portfolio activity				
New investment commitments, at par	$ 272	$ 656	$ 3,529	$ 1,086
New investment fundings	235	390	3,190	784
Investments sold and repaid	(608)	(205)	(1,746)	(998)

	9/30/2022	9/30/2023
Balance sheet		
Investments at fair value	$ 9,672	$ 9,500
Total debt outstanding[3]	5,513	4,962
Net asset value	4,169	4,603
Net asset value per share	25.76	26.54
Ending debt-to-equity[3]	1.33x	1.08x
Average debt-to-equity[3]	1.34x	1.11x
% First lien	97.9%	98.4%
Weighted average yield on debt and income producing investments, at fair value[4]	9.1%	11.9%
Number of portfolio companies	172	188

(1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

6

BXSL PORTFOLIO CHARACTERISTICS

98.4%
of investments in first lien, senior secured debt[(1)]

98.8%
of investments are floating rate debt[(1)]

$9.5B
investments at fair value

46.9%
Average loan to value (LTV)[(2)(3)]

188
portfolio companies

<0.1%
non-accrual debt investments[(4)]

Portfolio Predominantly First Lien Debt[(1)]


Second Lien Debt 0.4%
Equity 1.2%
First Lien Debt 98.4%

Portfolio Company Weighted Average Statistics[(3)]

($ in millions, unless otherwise noted)


$635
$721
$162
$185
46.7%
46.9%
3Q'22
3Q'23
Revenue(5)
3Q'22
3Q'23
LTM EBITDA(6)
3Q'22
3Q'23
Loan-to-Value(2)

(1) Based on the fair market value of the portfolio as of September 30, 2023. Debt investments are 99.9% floating rate and debt investments represent 98.8% of total investments based on the fair market value of the portfolio as of September 30, 2023.
(2) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information.
(3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 98% of the total debt portfolio based on fair value.
(4) Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent <0.1% of total investments.
(5) Revenue data excludes private debt instruments where revenue data was not provided to BXSL.
(6) EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months ("LTM").

7

BXSL PORTFOLIO CONSTRUCTION â–ª Broad industry representation with largest exposures in software, health care providers & services, commercial services & supplies, and professional services â–ª Diversified portfolio across issuers with no single issuer accounting for more than 4% of the portfolio Top Ten Portfolio Companies(1,2) Top Ten Industries(1,3) (as of September 30, 2023) (as of September 30, 2023) Medallia, 4% Guidehouse, 3% Donuts, 3% Cambium, 3% Software 16% Snoopy Bidco, 3% JSS, 3% Health Care Providers & Services 12% Stamps.com, 3% Commercial Services & Supplies 9% Corfin, 3% Edifecs, 2% Professional Services 7% Bazaarvoice, 2% Insurance 5% Aerospace & Defense 5% Distributors 5% Air Freight & Logistics 4% Health Care Technology 4% Diversified Consumer Services 4% Remainder of Portfolio, 71% (178 portfolio companies) Note: Amount may not sum due to rounding. (1) Based on the fair market value of the portfolio. 8 (2) 188 portfolio companies. (3) 35 individual industries.

PRIVATE CREDIT MARKET TRENDS BY SIZE

- BXSL invests in larger companies because we believe they provide the best risk-adjusted returns
- Private credit market data from Lincoln International shows similar pricing trends for larger borrowers, yet greater growth and fewer defaults than those for smaller borrowers

Private Loans to Small and Large Middle Market Companies Price Similarly…

Average Nominal Spread per Turn of Net Leverage over LTM(1)

(in basis points)


160
153
<$50M EBITDA
$100M+ EBITDA

… But Larger Companies Grew 7x+ the Rate of Smaller Companies Last Year…

Growth in LTM EBITDA

(Year-over-Year %)


1%
9%
<$50M EBITDA
$100M+ EBITDA

… And Larger Companies Have Historically Defaulted Less Often

Average Quarterly Covenant Default Rate 2Q'18 – 3Q'23(2)

(%)


12%
2%
<$50M EBITDA
$100M+ EBITDA

As of September 30, 2023. Source: The "Lincoln International Private Market Database" ("Lincoln database"), also known as the Lincoln Valuations & Opinions Group ("VOG") Database, which is a quarterly compilation of over 4,750 portfolio companies from a wide assortment of private equity investors and non-bank lenders. Most of these companies are highly levered with debt financing provided via the direct lending market and, in many instances, Lincoln estimates the fair value of at least one senior debt security in the portfolio companies' capital structures. In assessing the data, VOG relies on commonly accepted valuation methodologies and each valuation analysis is unique and conforms to fair value accounting principles. The analyses are then vetted by auditors, fund managers and their board of directors, as well as other regulators. © 2023 Lincoln Partners Advisors LLC. All rights reserved. Third party use is at user's own risk.

(1) Represented as the average quarterly ratio of average nominal spread (i.e., the contractual spread over a reference rate index such as LIBOR or SOFR) to median net leverage ratio for first-lien (including unitranche) and second-lien loans in the Lincoln database, from 4Q'22 through 3Q'23.

(2) Represented as the average quarterly share of companies in the Lincoln database that have breached at least one covenant for the period 2Q'18 through 3Q'23, which is the full sample for which data is currently available.

9

PORTFOLIO COMPANY FUNDAMENTALS

- BXSL portfolio companies are generally larger, growing faster, and more profitable than the average private credit borrower

2x the Scale

LTM EBITDA
($ in millions)


$86M
$185M
Private Credit Market(1)
BXSL

2x the Growth

LTM EBITDA Growth
(Year-over-Year %)


4%
11%
Private Credit Market(2)
BXSL

20% More Profitable

LTM EBITDA Margin
(%)


23%
28%
Private Credit Market(3)
BXSL

Private Credit Market benchmark figures as of September 30, 2023 are sourced from the Lincoln database. © 2023 Lincoln Partners Advisors LLC. All rights reserved. Third party use is at user's own risk. BXSL statistics as of September 30, 2023, and, other than average LTM EBITDA growth which excludes private debt investments that funded after September 30, 2022, includes all private debt investments for which fair value is determined by BXSL's Board in conjunction with a third-party valuation firm (thus, excluding quoted assets). BXSL amounts are weighted on fair market value of each respective investment. BXSL amounts were derived from the most recently available portfolio company financial statements (which are generally one quarter in arrears), have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation, and amortization over the last twelve months ("LTM"). EBITDA growth year-over-year may reflect some inorganic growth due to mergers and acquisitions (M&A). Average LTM EBITDA growth for BXSL excludes companies that grew EBITDA over 100% year-over-year due to M&A. EBITDA margin is the ratio of EBITDA-to-revenue.

(1) Average LTM EBITDA of issuer companies of loans in the Lincoln database as of 3Q'23.
(2) Average LTM EBITDA Growth year-over-year of issuer companies of loans in the Lincoln database as of 3Q'23.
(3) Average LTM EBITDA Margin of issuer companies of loans in the Lincoln database as of 3Q'23.

10

BXSL DIVIDEND COVERAGE HISTORY â–ª Regular dividend (1) of $0.77 per share, an increase of 10% quarter over quarter, representing an annualized dividend yield of 11.6% â–ª Our dividend is exceeded by net investment income, with a dividend coverage ratio of 123%(2) Quarterly Dividends Per Share $1.06 $0.95 $0.93 $0.90 $0.78 $0.80 $0.67 $0.62 $0.63 $0.61 $0.58 $0.55 $0.20 $0.53 $0.25 $0.20 $0.30 $0.77 $0.70 $0.70 $0.60 $0.60 $0.53 $0.53 $0.53 $0.50 $0.50 $0.50 $0.50 $0.50 3Q’20 4Q’20 1Q’21 2Q’21 3Q’21 4Q’21 1Q’22 2Q’22 3Q’22 4Q’22 1Q’23 2Q’23 3Q’23 Regular Dividend Special Dividend Net Investment Income Quarterly Regular 8.0% 7.9% 7.8% 7.7% 7.6% 8.1% 8.1% 8.2% 9.3% 9.3% 10.7% 10.6% 11.6% Dividend Yield Quarterly Regular 110% 156% 116% 106% 126% 126% 115% 117% 133% 150% 133% 151% 123% Dividend Coverage 11 (1) 3Q’23 dividend yield is calculated as the 3Q’23 dividend ($0.77) annualized and divided by the ending NAV per share on September 30, 2023 of $26.54. (2) Dividend coverage is calculated as net investment income per share ($0.95) divided by regular dividend per share ($0.77).

BXSL SUMMARY OF OPERATING RESULTS

($ in millions, except share and per share data)

	3Q'22	3Q'23	3Q'22 LTM	3Q'23 LTM
Investment Income				
Interest Income	$ 213	$ 272	$ 745	$ 1,038
Payment-in-kind interest income	11	11	36	42
Dividend income	-	0	6	4
Fee Income	3	1	5	7
Total investment income	$ 227	$ 284	$ 792	$ 1,090
Operating Expenses				
Interest expense	$ 55	$ 65	$ 179	$ 261
Management fees	25	24	99	98
Income based incentive fees	26	33	90	127
Capital gains incentive fees	(5)	1	(6)	(7)
Other operating expenses	3	5	11	16
Total expenses	$ 105	$ 129	$ 373	$ 495
Management fee waived	(6)	(6)	(22)	(24)
Incentive fee waived	(4)	(5)	(12)	(18)
Expense Support	-	-	-	-
Recoupment of expense support	-	-	-	-
Net expenses before excise tax	**95**	**118**	**339**	**452**
Excise tax expense	-	5	2	13
Total expenses after excise tax	95	123	341	465
Net investment income	**$ 132**	**$ 161**	**$ 451**	**$ 625**
Net Realized and Unrealized Gains (Losses)				
Net realized gain (loss)	34	(11)	41	5
Net change in unrealized appreciation (depreciation)	(71)	21	(88)	(53)
Net realized and unrealized gains (losses)	**(36)**	**10**	**(47)**	**(49)**
Net increase (decrease) in net assets resulting from operations	**$ 96**	**$ 171**	**$ 405**	**$ 576**
Per Share Data(1)				
Net investment income (basic and diluted)	$ 0.80	$ 0.95	$ 2.69	$ 3.84
Earnings (loss) per share (basic and diluted)	0.58	1.01	2.41	3.53
Dividends declared per share (regular)	0.60	0.77	2.19	2.77
Dividends declared per share (special)	0.20	-	0.65	-
Weighted average shares outstanding (basic and diluted)	165,031,737	169,843,500	N/A	N/A

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

12

BXSL SUMMARY STATEMENTS OF FINANCIAL CONDITION ($ in millions, except per share data) 9/30/2022 12/31/2022 6/30/2023 9/30/2023 Assets Investments at fair value $ 9,672 $ 9,617 $ 9,289 $ 9,500 Cash and cash equivalents 131 131 147 146 Interest receivable 68 98 75 81 Deferred financing costs 14 13 16 15 Receivable for investments 40 49 45 61 Other assets — 0—Total Assets $ 9,926 $ 9,909 $ 9,572 $ 9,802 Liabilities & Net Assets Debt (net of unamortized debt issuance costs) $ 5,513 $ 5,528 $ 4,978 $ 4,962 Payable for investments purchased 19 20 20 11 Due to affiliates 25 11 12 9 Management fees payable 19 19 18 18 Income based incentive fee payable 22 25 30 29 Capital gains incentive fee payable 9 6—1 Interest payable 20 45 45 27 Distribution payable 130 96 116 134 Accrued expenses and other liabilities 1 1 4 8 Total Liabilities $ 5,757 $ 5,750 $ 5,222 $ 5,200 Total Net Assets $ 4,169 $ 4,159 $ 4,350 $ 4,603 Total Liabilities and Net Assets $ 9,926 $ 9,909 $ 9,572 $ 9,802 Net Asset Value per share $ 25.76 $ 25.93 $ 26.30 $ 26.54 13

BXSL FUNDING PROFILE â–ª Well structured, diversified capital structure with significant available liquidity â–ª Well positioned for current environment with 56% of liabilities unsecured, at a 2.88%(5) fixed rate and a low level of debt maturities with only 6% maturing within the next 2 years, as of September 30, 2023 â–ª BXSL maintains its investment grade corporate credit ratings: Baa3/Positive from Moody’s, BBB-/Stable from S&P, and BBB-/Positive from Fitch(1) Funding Profile 76% ($ in millions) $146 Available Cash of assets funded by unsecured debt and equity $1,310 Undrawn Borrowing Capacity (subject to borrowing base availability)(2) Unsecured Notes $1.5B $2,800 (2.88%(5) weighted average fixed rate) of available liquidity provides material capacity to the business(2) Total Debt: $4,990 Asset Based Facilities (SOFR + 1.70%—2.525%) $1,399 $6.3B Secured Revolver of total committed debt $792 (SOFR + 1.75%—1.875% (+ 10bps CSA)(3)) Equity 4.94% weighted average cost of debt(4) $4,603 3.5 years weighted average maturity (1) As of September 30, 2023. BXSL has an investment grade credit rating of BBB- / Positive outlook from Fitch, reiterated on April 3, 2023, an investment grade credit rating of Baa3 / Positive outlook from Moody’s, provided on September 5, 2023, and an investment grade credit rating of BBB- / Stable from S&P, reiterated on April 5, 2023. The underlying loans in BXSL are not rated. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. Blackstone provides compensation directly to Fitch, Moody’s and S&P for its evaluation of the Underlying Fund. Credit ratings do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. (2) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base. As of September 30, 20223, $1,310 million of capacity is undrawn and $1,310 million is available to borrow. (3) Interest rate is SOFR + 1.75% up to + 1.875% (+ 10bps CSA) depending on borrowing base availability at the time of borrowing. (4) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees and the accretion of original issue discount) divided by weighted average outstanding debt for 14 the quarter. (5) Weighted average fixed rate on Unsecured Notes excludes interest expense incurred during the quarter on the 2023 Notes which matured in July 2023. Annualized weighted average interest rate including all Unsecured Notes during the quarter was 2.95%.

Supplemental Details 15

BXSL INVESTMENT ACTIVITY

- Net funded investment activity of $185 million in the quarter:
  - New investment commitments of $656 million at par, and investment fundings of $390 million
  - Proceeds from sales and repayments of $205 million

Originations and Fundings

($ in millions)


$272
$235
$177
$175
$108
$102
$144
$117
$656
$390
3Q'22
4Q'22
1Q'23
2Q'23
3Q'23
Investment commitments
Investment fundings

Investment Activity Summary

($ in millions, unless otherwise noted)

		3Q'23
Investment commitments, at par	$	656
Investment fundings		390
Investments sold		(97)
Investments repaid		(108)
Net funded investment activity	**$**	**185**
Average new investment commitment	$	44
Number of new portfolio companies		10
Weighted average yield of new investments[1]		12.2%
Weighted average yield on investments fully sold or paid down[1]		11.6%

(1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

16

THIRD QUARTER 2023 NET ASSET VALUE BRIDGE $0.95 $0.06 $26.54 $26.30 $(0.77) (1) (2) 6/30/23 NAV Net investment Regular dividends Net realized (1) 9/30/23 NAV income declared and unrealized gain (loss) (1) The per share data was derived by using the weighted average shares outstanding during the period. (2) The per share data for dividends was derived by using the actual shares outstanding as of each respective record date. 17

BXSL SUMMARY OF OPERATING RESULTS - COMPARATIVE

($ in millions, except share and per share data)

		3Q'22		4Q'22		1Q'23		2Q'23		3Q'23
Investment Income										
Interest Income	$	213	$	237	$	254	$	274	$	272
Payment-in-kind interest income		11		10		10		11		11
Dividend income		-		3		-		0		0
Fee Income		3		0		1		5		1
Total investment income	$	227	$	251	$	265	$	290	$	284
Operating Expenses										
Interest expense	$	55	$	63	$	67	$	66	$	65
Management fees		25		25		25		24		24
Income based incentive fees		26		29		30		34		33
Capital gains incentive fees		(5)		(3)		(2)		(4)		1
Other operating expenses		3		4		3		4		5
Total expenses	$	105	$	118	$	124	$	125	$	129
Management fee waived		(6)		(6)		(6)		(6)		(6)
Incentive fee waived		(4)		(4)		(4)		(5)		(5)
Expense Support		-		-		-		-		-
Recoupment of expense support		-		-		-		-		-
Net expenses before excise tax		**95**		**107**		**113**		**114**		**118**
Excise tax expense		-		-		3		5		5
Total expenses after excise tax		95		107		116		119		123
Net investment income	**$**	**132**	**$**	**144**	**$**	**149**	**$**	**171**	**$**	**161**
Net Realized and Unrealized Gains (Losses)										
Net realized gain (loss)		34		0		4		11		(11)
Net change in unrealized appreciation (depreciation)		(71)		(22)		(15)		(37)		21
Net realized and unrealized gains (losses)		**(36)**		**(22)**		**(10)**		**(27)**		**10**
Net increase (decrease) in net assets resulting from operations	**$**	**96**	**$**	**122**	**$**	**139**	**$**	**145**	**$**	**171**
Per Share Data[1]										
Net investment income (basic and diluted)	$	0.80	$	0.90	$	0.93	$	1.06	$	0.95
Earnings (loss) per share (basic and diluted)		0.58		0.76		0.86		0.90		1.01
Dividends declared per share (regular)		0.60		0.60		0.70		0.70		0.77
Dividends declared per share (special)		0.20		-		-		-		-
Weighted average shares outstanding (basic and diluted)		165,031,737		160,393,322		160,501,868		161,079,263		169,843,500

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

18

SELECTED FINANCIAL HIGHLIGHTS

($ in millions, except share and per share data)

	3Q'22	4Q'22	1Q'23	2Q'23	3Q'23
Operating results					
Net investment income	$ 132	$ 144	$ 149	$ 171	$ 161
Net income	96	122	139	145	171
Net investment income per share	0.80	0.90	0.93	1.06	0.95
Net income per share	0.58	0.76	0.86	0.90	1.01
Regular dividends per share	0.60	0.60	0.70	0.70	0.77
Special dividends per share	0.20	-	-	-	-
Annualized net investment income return[(1)]	12.4%	14.0%	14.3%	16.2%	14.4%
Quarterly total return based on NAV[(2)]	2.6%	3.0%	3.4%	3.4%	3.8%
Portfolio activity					
New investment commitments, at par	$ 272	$ 177	$ 108	$ 144	$ 656
New investment fundings	235	175	102	117	390
Investments sold and repaid	(608)	(219)	(109)	(465)	(205)

	9/30/22	12/31/22	3/31/23	6/30/23	9/30/23
Balance sheet					
Investments at fair value	$ 9,672	$ 9,617	$ 9,626	$ 9,289	$ 9,500
Total debt outstanding[(3)]	5,513	5,528	5,452	4,978	4,962
Net asset value	4,169	4,159	4,190	4,350	4,603
Net asset value per share	25.76	25.93	26.10	26.30	26.54
Ending debt-to-equity[(3)]	1.33x	1.34x	1.31x	1.15x	1.08x
Average debt-to-equity[(3)]	1.34x	1.35x	1.33x	1.26x	1.11x
% First lien	97.9%	97.9%	97.9%	98.4%	98.4%
Weighted average yield on debt and income producing investments, at fair value[(4)]	9.1%	10.7%	11.4%	11.8%	11.9%
Number of portfolio companies	172	176	181	180	188

(1) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

19

BXSL FUNDING SOURCES SUMMARY

- $1.5B of liquidity in cash and undrawn debt (subject to borrowing base availability) as of September 30, 2023

($ in millions)

	Counterparty and Initial Date Entered	Interest Rate	Maturity Date	Principal Committed	Total Outstanding (Par)
Jackson Hole Funding	JPM - 11/16/18	SOFR + 2.525%(1)	5/16/2025	$400	$223
Breckenridge Funding	BNP - 12/21/18	SOFR + 1.70% - 2.30%(2)	12/21/2026	$825	$756
Big Sky Funding	BOA - 12/10/19	SOFR + 1.80%(3)	9/30/2026	$500	$420
Revolving Credit Facility(4) (Syndicated)	Citi - 6/15/20	SOFR + 10bps, CSA + 1.75% - 1.875%(5)	6/28/2028	$1,775	$792
2026 Notes	10/23/2020	3.625%	1/15/2026	$800	$800
New 2026 Notes	3/16/2021	2.75%	9/16/2026	$700	$700
2027 Notes	7/23/2021	2.125%	2/15/2027	$650	$650
2028 Notes	9/30/2021	2.85%	9/30/2028	$650	$650
Total		**4.94%(6)**		**$6,300**	**$4,990**

(1) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 2.375% per annum. As of September 30, 2023, the Company had no borrowings denominated in currencies other than USD Dollar in the Jackson Hole Funding facility.
(2) Interest rate is SOFR + 1.70%, SOFR + 2.05% or SOFR + 2.30% per annum depending on the nature of the advances and underlying collateral.
(3) Until September 25, 2024. From and after September 25, 2024, a range between SOFR + 2.10% and SOFR + 2.45% per annum depending on the nature of the collateral securing the advances.
(4) Commitments of certain lenders in the amount of $200 million mature on June 28, 2027.
(5) Interest rate is SOFR + 1.75% up to + 1.875% (+ 10bps CSA) depending on borrowing base availability at the time of borrowing.
(6) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees and the accretion of original issue discount) divided by weighted average outstanding debt for the quarter.

20

Important Disclosure Information 21

FORWARD LOOKING STATEMENTS Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. 22